KRAMER LEVIN NAFTALIS & FRANKEL LLP
                                919 THIRD AVENUE
                           NEW YORK, N.Y. 10022 - 3852


 TEL (212) 715-9100                                            47, Avenue Hoche
 FAX (212) 715-8000                                               75008 Paris
                                                                    France


                                                 July 26, 2000


Dessauer Global Equity Fund
4 Main Street
Orleans, Massachusetts 02653


                         Re:    Post-Effective Amendment No. 2 to
                                Registration Statement on Form N-1A
                                File No.: 333-63753
                                ------------------------------------

Ladies and Gentlemen:

         We hereby consent to the reference to our firm as counsel in this Post-Effective Amendment No. 2 to Registration Statement No. 333-63753 on Form N-1A.

                                        Very truly yours,

                                        /s/ Kramer Levin Naftalis & Frankel LLP



                                      C-1